UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, (i) on December 17, 2023, the Debtors filed the Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related proposed form of disclosure statement with the Bankruptcy Court, (ii) on January 2, 2024, the Debtors filed the First Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court, (iii) on January 15, 2024, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court and (iv) on January 22, 2024, the Debtors filed the Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate and a related, amended proposed form of disclosure statement with the Bankruptcy Court.

On January 25, 2024, the Debtors filed with the Bankruptcy Court a solicitation version of the proposed Third Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate, dated as of January 25, 2024 (the “Proposed Plan”), and a solicitation version of a related disclosure statement (the “Disclosure Statement”). The Proposed Plan and the related Disclosure Statement describe, among other things, the terms of the Proposed Plan; the events leading up to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the ongoing solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors. The terms of the Proposed Plan continue to provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the Chapter 11 Cases.

Copies of the Proposed Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (“Form 8-K”) and incorporated into this Item 7.01 by reference.

The information contained in Item 7.01 and Exhibits 99.1 – 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events

At a hearing on January 23, 2024, the Bankruptcy Court announced, among other things, that it would approve the Debtors’ Disclosure Statement and the procedures to be used in connection with the solicitation of votes on the Proposed Plan (the “Solicitation and Voting Procedures”). On January 25, 2024, the Bankruptcy Court entered an order approving the Disclosure Statement and the Solicitation and Voting Procedures.

Now the Debtors can commence solicitation of votes from their creditors for approval of the Proposed Plan. Consummation of the Proposed Plan remains subject to Bankruptcy Court approval and satisfaction of other conditions. The Debtors’ proposed confirmation timeline, which is subject to change by the Bankruptcy Court, currently contemplates that a hearing to consider confirmation of the Proposed Plan will begin on March 5, 2024.

Although the Debtors intend to pursue the objectives and the terms set forth in the Proposed Plan and the Disclosure Statement, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the transactions set forth in the Proposed Plan or any similar transaction, on different terms or at all. This Form 8-K does not constitute a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with the Solicitation and Voting Procedures approved by the Bankruptcy Court and applicable law, including orders of the Bankruptcy Court.

Information contained in the Proposed Plan is subject to change, whether as a result of amendments or supplements to the Proposed Plan, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at www.kccllc.net/proterra. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying current report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated herein.

Cautionary Note Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy proceedings will be highly speculative and will pose substantial risks. The terms of the Proposed Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares following the conclusion of the bankruptcy proceedings. As a result, the shares of common stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to the absence of any recovery by holders thereof in the Company’s bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Debtors’ Third Amended Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate (Solicitation Version).

99.2	Debtors’ Third Amended Disclosure Statement for Debtors’ Third Amended Proposed Joint Chapter 11 Plan of Reorganization For Proterra Inc and its Debtor Affiliate (Solicitation Version).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024

PROTERRA, INC.

By:	/s/ Gareth T. Joyce
	Name:	Gareth T. Joyce
	Title:	Chief Executive Officer